SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.     )


Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

 [ ] Preliminary Proxy Statement

 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
                    6(e)(2))

 [x] Definitive Proxy Statement

 [ ] Definitive Additional Materials

 [ ] Soliciting Material Pursuant to Sect. 240.14a-11(c) or Sect. 240.14a-12



                          EMISPHERE TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)



    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [x] No fee required

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed aggregate value of transaction:

     5)  Total fee paid:

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:




                         EMISPHERE TECHNOLOGIES, INC.
                               15 Skyline Drive
                           Hawthorne, New York 10532


                                                              February 10, 1997



Dear Stockholder:

          You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held on Thursday, March 20, 1997 at 10:00 a.m. local time at The Ramada Inn, 540 Saw Mill River Road, Elmsford, New York.

          At this meeting, you will be asked to consider and vote upon the election of directors of the Company, to approve and adopt amendments to the Company's 1991 Stock Option Plan, 1995 Non-Qualified Stock Option Plan and Stock Option Plan for Outside Directors and to ratify the Board of Directors' selection of Coopers & Lybrand L.L.P. to serve as the Company's independent accountants for the fiscal year ending July 31, 1997.

          The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and cordially invites you to attend the meeting in person. It is in any event important that your shares be represented and we ask that you sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

          Thank you for your cooperation.

                                   Very truly yours,

                                   MICHAEL M. GOLDBERG, M.D.
                                   Chairman of the Board of Directors




                         EMISPHERE TECHNOLOGIES, INC.
                               15 Skyline Drive
                           Hawthorne, New York 10532

                       ________________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       ________________________________

                                                            Hawthorne, New York
                                                              February 10, 1997

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of EMISPHERE TECHNOLOGIES, INC. (the "Company"), a Delaware corporation, will be held at The Ramada Inn, 540 Saw Mill River Road, Elmsford, New York on Thursday, March 20, 1997 at 10:00 a.m. local time, for the purposes of considering and voting upon the following matters, as more fully described in the attached Proxy Statement:

          1. To elect seven directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

          2. To approve and adopt an amendment to the Company's 1991 Stock Option Plan increasing the maximum number of shares of the Company's Common Stock available for issuance thereunder by 200,000;

          3. To approve and adopt an amendment to the Company's 1995 Non-Qualified Stock Option Plan increasing the maximum number of shares of the Company's Common Stock available for issuance thereunder by 100,000;

          4. To approve and adopt an amendment to the Company's Stock Option Plan for Outside Directors providing for additional option grants to directors after five years of continuous service and reserving 170,000 additional shares of the Company's Common Stock for issuance thereunder;

          5. To ratify the Board of Directors' selection of Coopers & Lybrand L.L.P. to serve as the Company's independent accountants for the fiscal year ending July 31, 1997; and

          6. To transact such other business as may properly come before the meeting or any adjournment thereof.

          Only those stockholders of record at the close of business on February 10, 1997 will be entitled to receive notice of, and vote at, said meeting. A list of stockholders entitled to vote at the meeting is open to examination by any stockholder at the principal offices of the Company, 15 Skyline Drive, Hawthorne, New York 10532.

          All stockholders are cordially invited to attend the meeting in person. In any event, please mark your votes, then date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. Please note that the accompanying form of proxy must be returned to record your vote. The proxy is revocable by you at any time prior to its exercise. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.


                                   By order of the Board of Directors

                                   SAM J. MILSTEIN, PH.D.
                                   Secretary




                         EMISPHERE TECHNOLOGIES, INC.
                               15 Skyline Drive
                           Hawthorne, New York 10532

                       ________________________________

                                PROXY STATEMENT
                       ________________________________


          This Proxy Statement is furnished to holders of the Common Stock, $.01 par value per share (the "Common Stock"), of Emisphere Technologies, Inc. (the "Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders to be held at The Ramada Inn, 540 Saw Mill River Road, Elmsford, New York on Thursday, March 20, 1997, at 10:00 a.m. local time, and at any and all adjournments thereof. Stockholders may revoke the authority granted by their execution of proxies at any time prior to their use by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by attending the meeting and voting in person. Solicitation of proxies will be made chiefly through the mails, but additional solicitation may be made by telephone or telegram by the officers or regular employees of the Company. The Company may also enlist the aid of brokerage houses or the Company's transfer agent in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company. This proxy statement and accompanying form of proxy are being mailed to stockholders on or about February 18, 1997.

          Shares of the Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote all proxies received by them FOR the election of the seven nominees named herein, FOR the approval of the amendments to the 1991 Stock Option Plan, the 1995 Non-Qualified Stock Option Plan and the Stock Option Plan for Outside Directors and FOR ratification of the Board of Directors' selection of Coopers & Lybrand L.L.P. to serve as the Company's independent accountants for the fiscal year ending July 31, 1997.

          If a quorum is present at the meeting, those nominees receiving a plurality of the votes cast will be elected as directors. A majority of the votes cast (excluding abstentions and broker non-votes) will be required for the approval of the amendments to the 1991 Stock Option Plan, the 1995 Non-Qualified Stock Option Plan and the Stock Option Plan for Outside Directors and the ratification of the Board's selection of Coopers & Lybrand L.L.P. as the Company's independent accountants.


                                    VOTING

          Only stockholders of record at the close of business on February 10, 1997 will be entitled to vote at the meeting or any and all adjournments thereof. As of February 10, 1997 the Company had outstanding 9,482,204 shares of the Common Stock, the Company's only class of voting securities outstanding. Each stockholder of the Company will be entitled to one vote for each share of the Common Stock registered in his or her name on the record date. A majority of all shares of the Common Stock outstanding constitutes a quorum and is required to be present in person or by proxy to conduct business at the meeting.


                BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN
                          STOCKHOLDERS AND MANAGEMENT

          The following table sets forth certain information, as of October 10, 1996, except as noted, regarding the beneficial ownership of the Common Stock by (i) each person or group known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company named below and (iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares listed.

                                              Amount and Nature of     Percent
 Name and Address of Beneficial Owner (1)   Beneficial Ownership (2)   of Class
 Amerindo Investment Advisors Inc. and
   affiliates (3)........................        1,317,500                13.9%
 One Embarcardero Center, Suite 2300
 San Francisco, California  94111-3162
 Elan International Services Ltd.........          850,000                 8.7%
 102 St James Court
 Flatts Smiths FL04
 Bermuda
 Invesco Funds Group, Inc................          520,000                 5.5%
 7800 East Union Avenue
 Denver, Colorado  80237
 Michael M. Goldberg, M.D................          940,745  (4)            9.1%
 Sam J. Milstein, Ph.D...................          555,631                 5.5%
 Howard M. Pack..........................          153,383  (5)            1.5%
 Jere E. Goyan, Ph.D.....................           60,000                 *
 Peter Barton Hutt, Esq..................           60,000                 *
 Mark I. Greene, M.D., Ph.D..............           33,666                 *
 Joseph R. Robinson, Ph.D................            2,000                 *
 Robert A. Baughman, Jr., Pharm.D., Ph.D.          117,490                 1.2%
 Lewis H. Bender.........................           25,488                 *
 All directors and executive officers
   as a group............................        1,948,403  (4)(5)        17.7%
_______________________________
* Less than 1%
(1)Unless otherwise specified, the address of each beneficial owner is c/o the Company, 15 Skyline Drive, Hawthorne, New York 10532.
(2)The number of shares set forth for Elan International Services Ltd. and for each director and executive officer of the Company includes the following number of shares with respect to which such individual has the right, exercisable within 60 days, to acquire beneficial ownership upon exercise of options granted or warrants issued by the Company:
                                               Number of Shares
       Elan International Services Ltd....         250,000
       Dr. Goldberg.......................         908,465
       Dr. Milstein.......................         548,538
       Mr. Pack...........................          60,000
       Dr. Goyan..........................          60,000
       Mr. Hutt...........................          60,000
       Dr. Greene.........................          33,666
       Dr. Robinson.......................           2,000
       Dr. Baughman.......................         115,168
       Mr. Bender.........................          22,226
       All directors and executive
         officers as a group..............       1,810,063

(3)Based on a Schedule 13D/A dated April 26, 1996, Amerindo Investment Advisors Inc., a California corporation, Amerindo Investment Advisors, Inc., a Panama corporation, Alberto W. Vilar and Gary A. Tanaka share voting and dispositive power with respect to 1,317,500 shares.

(4)Does not  include 130,000  shares with  respect  to  which  members  of  Dr.
  Goldberg's family have the right to acquire beneficial ownership upon exercise of options and with respect to which Dr. Goldberg disclaims beneficial ownership.

(5)Does not include 439,040 shares beneficially owned by various members of Mr. Pack's family, with respect to which Mr. Pack disclaims beneficial ownership.


                      PROPOSAL I:  ELECTION OF DIRECTORS

          At the meeting, seven directors (constituting the entire Board of Directors) are to be elected to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. The proxies given pursuant to this solicitation will be voted in favor of the seven nominees listed below unless authority is withheld. Should a nominee become unavailable to serve for any reason, the proxies will be voted for an alternative nominee to be determined by the persons named in the proxy. The Board of Directors has no reason to believe that any nominee will be unavailable. Proxies cannot be voted for a greater number of persons than the number of nominees named. The election of directors requires a plurality vote of those shares voted at the meeting with respect to the election of directors.

Information Concerning Nominees

          The persons nominated as directors of the Company (all of whom are currently directors of the Company), their respective ages, the year in which each first became a director of the Company and their principal occupations or employment during the past five years are as follows:

                                      Year
                                     First
                                    Elected
Name                          Age   Director    Position with the Company
 Michael M. Goldberg, M.D...   37     1990      Chairman  of  the  Board  of
                                                Directors     and      Chief
                                                Executive Officer
 Jere E. Goyan, Ph.D........   67     1992      Director
 Mark I. Greene, M.D., Ph.D.   48     1995      Director
 Peter Barton Hutt, Esq.....   62     1992      Director
 Sam J. Milstein, Ph.D......   47     1991      Director,  President,  Chief
                                                Scientific    Officer    and
                                                Secretary
 Howard M. Pack.............   79     1985      Director
 Joseph R. Robinson, Ph.D...   58     1997      Director

          Michael M. Goldberg, M.D. has served as Chairman of the Board of Directors since November 1991 and Chief Executive Officer and a director of the Company since August 1990. In addition, Dr. Goldberg served as President from August 1990 to October 1995. In February 1990, Dr. Goldberg founded Montaur Capital Corporation, a health care investment banking firm. Prior thereto he was a vice president of The First Boston Corporation, and was a founding member of the firm's healthcare banking group.

          Jere E. Goyan, Ph.D., is President, Chief Operating Officer, and a director of Alteon, Inc., a development stage pharmaceutical company, where he started as Senior Vice President Research and Development in January 1993. Prior thereto he was a Professor of Pharmacy and Pharmaceutical Chemistry and the Dean of the School of Pharmacy at the University of California, San
Francisco, and has served in various other academic, administrative and advisory positions, including that of Commissioner of the Food and Drug Administration. He currently serves as a director of Atrix Corporation, SciClone Pharmaceuticals and Boeringer Ingelheim.

          Mark  I.   Greene,  M.D.,  Ph.D.  has  been  Professor  of  Medicine,
Department of Pathology, School of Medicine at the University of Pennsylvania for more than the past five years.

          Peter Barton Hutt, Esq., has for more than the past five years been a partner at the law firm of Covington & Burling in Washington, D.C., where he specializes in the practice of food and drug law. He currently serves as a director of IDEC Pharmaceuticals, Inc., Cell Genesys, Inc., Interneuron Pharmaceuticals, Inc., Vivus Inc. and Sparta Pharmaceuticals, Inc.

          Sam J. Milstein, Ph.D. has been with the Company since September 1990, as a director and Chief Scientific Officer since November 1991, as President since October 1995, as Secretary since December 1990 and as Co-Director of Science and Research and Development prior to November 1991. In addition, Dr. Milstein served as Executive Vice President from November 1990 to October 1995. Prior to September 1990, Dr. Milstein served as President of Mortar & Pestle Consulting, Inc., a consulting firm.

          Howard M. Pack has served as a director of the Company since its inception in April 1985 and served as Executive Vice President of Finance from the Company's inception until October 1988. For more than five years until November 1992, Mr. Pack served as Chairman of the Board for Seatrain Lines, Inc., a cargo company that filed a consent to an involuntary petition for reorganization under the Federal Bankruptcy Code in February 1981 and a plan of complete liquidation under Chapter 7 thereof in November 1992.

          Joseph R. Robinson, Ph.D. has been Professor of Pharmacy and Ophthalmology at the University of Wisconsin for more than the past five years. He currently serves as a director of Cima Laboratories, Inc.

Meetings and Committees of the Board of Directors

          During the fiscal year ended July 31, 1996, the Board of Directors of the Company held four meetings. Each of the incumbent directors attended more than 75% of the aggregate number of meetings held by the Board and the Committees thereof on which he served.

          The Company has an Audit Committee and a Compensation Committee of the Board of Directors. Dr. Goyan and Messrs. Hutt and Pack serve on both committees and Dr. Greene serves on the Compensation Committee. The Audit Committee consults with the Company's independent accountants, reviews the services provided by such independent accountants and oversees the internal accounting procedures of the Company. The Audit Committee held one meeting during the fiscal year ended July 31, 1996.

          The Compensation Committee makes recommendations to the Board of Directors regarding compensation of executive officers of the Company and administers the Company's stock option plans. The Compensation Committee held one meeting during the fiscal year ended July 31, 1996.
          The Company has no standing nominating committee and no committee performing a similar function.

Compensation of Directors

          Directors receive no cash compensation in their capacity as directors. Directors who are not employees of the Company receive, pursuant to the Company's Stock Option Plan for Outside Directors (the "Directors Plan"), options to purchase shares of the Common Stock. Messrs. Hutt and Pack and Drs. Goyan and Greene have each received an option to purchase 70,000 shares under the Directors Plan in effect prior to January 29, 1997. Dr. Robinson has received an option to purchase 35,000 shares under the Directors Plan as currently in effect. The exercise prices are $13.00 per share for the options granted to Dr. Goyan and Messrs. Hutt and Pack, $8.625 for the option granted to Dr. Greene and $23.50 for the option granted to Dr. Robinson. In the event the holder of an option ceases to serve as a director of the Company, the option may be exercised with respect to the fully vested shares within six months thereafter and will terminate immediately with respect to all unvested shares.

          If Proposal IV is approved by the Corporation's stockholders, each of the current directors will be entitled to the grant of options to purchase additional shares of the Common Stock.

          The Board of Directors of the Company deems the election of the six nominees listed above as directors to be in the best interest of the Company and its stockholders and recommends a vote "FOR" their election.


                            EXECUTIVE COMPENSATION

     The following table sets forth information regarding the aggregate compensation paid by the Company for the three fiscal years ended July 31, 1996 to the Company's Chief Executive Officer and other executive officers whose total compensation exceeded $100,000 during the last fiscal year:

                          SUMMARY COMPENSATION TABLE

                               Fiscal      Annual          Stock
 Name and Principal Position    Year    Compensation   Option Grants   Other(2)
 Michael M. Goldberg            1996      $335,349     756,749 shares   $4,620
  Chairman of the Board and     1995       227,605      16,507 shares    4,497
  Chief Executive Officer       1994       237,500            -          4,122

 Sam J. Milstein                1996      $287,683     555,903 shares   $3,850
  President, Chief Scientific   1995       202,187      10,792 shares    3,850
  Officer and Secretary         1994       192,500            -          3,850

 Robert A. Baughman, Jr.        1996      $180,154       3,664 shares   $3,175
  Senior Vice President and     1995       165,641       8,131 shares    3,175
  Director of Development       1994       156,002      65,000 shares    2,910

 Lewis H. Bender                1996      $120,125      77,396 shares   $2,032
  Vice President and Director
  of Business Development (3)
_______________________________
(1)Annual compensation consists solely of base salary except that Drs. Goldberg, Milstein and Baughman were also paid $25,349, $33,873 and $20,154, respectively, in lieu of earned vacations during the 1996 fiscal year and Drs. Milstein and Baughman were also paid $14,808 and $12,308, respectively, in lieu of earned vacations during the 1995 fiscal year. As to each individual named, the aggregate amounts of all perquisites and other personal benefits, securities and property not included in the summary compensation table above or described below do not exceed the lesser of $50,000 or 10% of the annual compensation. During a portion of the 1995 fiscal year, the executive officers and certain other employees of the Company agreed to forgo a portion of cash compensation in return for an option to purchase a number of shares of the Common Stock determined by dividing the amount of cash compensation forgone by the fair market value of the Common Stock on the date of grant of the option.

(2)Other compensation consists solely of matching contributions made by the Company under a defined contribution plan introduced during the 1994 fiscal year for substantially all employees.

(3)Mr. Bender became an executive officer of the Company in October of 1995.

     The following table sets forth certain information relating to stock option grants to the executive officers named above during the fiscal year ended July 31, 1996:



        STOCK OPTION GRANTS DURING THE FISCAL YEAR ENDED JULY 31, 1996

                                          Percent
                                         of Total                       Potential Realizable
                             Number       Option                          Value at Assumed
                            of Shares     Shares     Exercise           Annual Rates of Stock
                           Underlying     Granted     Price    Expir-    Price Appreciation
                            Options        to Em-      per      ation      for Option Term
 Name                      Granted<F1>  ployees<F2>   Share     Date       5%         10%
 Michael M. Goldberg         1,918         <F3>      $ 6.63    2/1/96   $          $
                             1,944         <F3>        7.38    5/1/96       2,242       2,242
                             1,919         <F3>        6.06    8/1/96       2,530       2,530
                               968         <F3>       12.00    11/1/96      2,050       2,050
                           750,000         46.9%       8.63    10/6/05      2,049       2,049
                                                                        4,068,162  10,309,521
 Sam J. Milstein             1,856         <F3>      $ 6.63    2/1/96   $          $    1,496
                             1,719         <F3>        7.38    5/1/96       1,496       2,237
                             1,547         <F3>        6.06    8/1/96       2,237       1,653
                               781         <F3>       12.00    11/1/96      1,653       1,653
                           550,000         34.4%       8.63    10/6/05      1,653   7,560,315
                                                                        2,983,318
 Robert A. Baughman, Jr.     1,361         <F3>      $ 6.63    2/1/96      $1,283  $    1,283
                               813         <F3>        7.38    5/1/96       1,058       1,058
                               990         <F3>        6.06    8/1/96       1,058       1,058
                               500         <F3>       12.00    11/1/96      1,058       1,058
 Lewis H. Bender               597         <F3>      $ 6.63    2/1/96    $    697  $      697
                               635         <F3>        7.38    5/1/96         826         826
                               774         <F3>        6.06    8/1/96         827         827
                               390         <F3>       12.00    11/1/96        825         825
                            75,000          4.7%       8.63    10/6/05    406,816   1,030,952
_______________________________

<F1>Options that  expired or  will expire  in 1996  were all  granted under the
  Company's Employee Stock Purchase Plan or Non-Qualified Employee Stock Purchase Plan at exercise prices equal to the lower of the fair market value on the date of grant or 85% of the fair market value on the date of exercise. Options expiring in 2005 were all granted under the Company's 1991 Stock Option Plan or 1995 Non-Qualified Stock Option Plan at prices equal to the fair market value on the date of grant.

<F2>The total  option shares  granted during  the 1996 fiscal year to employees includes 49,952 shares under the Company's Employee Stock Purchase Plan or Non-Qualified Employee Stock Purchase Plan, 245,024 shares under the Company's 1991 Stock Option Plan and 1,300,000 shares under the Company's 1995 Non-Qualified Stock Option Plan.

<F3>Less than 0.15%



     The following table sets forth information as to the unexercised options held by the executive officers named above as of July 31, 1996:



            AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

                             Exercises During            Number of       Value of Unexercised
                              the Fiscal Year        Shares Underlying       In-the-Money
                            Number                  Unexercised Options      Options <F1>
                          of Shares    Value         Exer-      Unexer-    Exer-     Unexer-
Name                       Acquired   Realized      cisable     cisable   cisable    cisable
 Michael M. Goldberg       1,900     $ 6,650<F2>  1,040,384<F6>  600,000    $26,682       -
                           4,948      29,070<F3>
                           1,918       7,432<F4>
                           1,944      13,499<F5>
 Sam J. Milstein           1,539     $ 5,387<F2>    550,085      440,000    $22,429       -
                           5,491      32,260<F3>
                           1,280       4,960<F4>
                             684       4,749<F5>
 Robert A. Baughman, Jr.   1,673     $ 5,856<F2>     94,491       22,267    $13,064       -
                           3,333      19,581<F3>
                             857       5,035<F3>
                           1,098       4,255<F4>
                             813       5,645<F5>
 Lewis H. Bender           2,290     $13,454<F3>      7,940       85,200    $21,760    $44,100
                             597       2,313<F4>
                             635       4,409<F5>
_______________________________

<F1>Based on  a closing  price of $7.50 on July 31, 1996 on the Nasdaq National
  Market.

<F2>Based on a closing price of $6.625 on August 1, 1995, the date of exercise, on the Nasdaq National Market.

<F3>Based on  a closing  price of  $7.375 on  November 1,  1995,  the  date  of exercise, on the Nasdaq National Market.

<F4>Based on  a closing  price of  $10.50 on  February 1,  1996,  the  date  of exercise, on the Nasdaq National Market.

<F5>Based on a closing price of $12.00 on May 1, 1996, the date of exercise, on the Nasdaq National Market.

<F6>Includes 130,000  shares with respect to which Dr. Goldberg has transferred options to members of his family and with respect to which Dr. Goldberg disclaims beneficial interest.

Employment Agreements

     The Company has entered into employment agreements with Michael M. Goldberg, M.D. and Sam J. Milstein, Ph.D., expiring on July 31, 2001. Pursuant to the agreements, Dr. Goldberg is to serve as Chairman and Chief Executive Officer of the Company at an annual salary of $310,000 to increase at 6% per year, Dr. Milstein is to serve as President and Chief Scientific Officer at an annual salary of $250,000 to increase at 6% per year and both are to be nominated to serve as members of the Board of Directors. The agreements also provide for the grant of an option to purchase 750,000 shares of the Common Stock with respect to Dr. Goldberg and an option to purchase 550,000 shares with respect to Dr. Milstein. The options have an exercise price of $8.625 per share and they expire on October 5, 2005 except that they become earlier exercisable if the Company achieves certain milestones, with the rate in no event being greater than either 25% of the shares for each milestone achieved or 20% of the shares in any employment year. The Company milestones required for exercisability of the options are (i) execution of a collaboration agreement providing for the commercialization of a product utilizing the Company's drug delivery technology and the payment of a royalty to the Company,
(ii) one or more financings by the Company that provide aggregate net proceeds of at least $15,000,000 and (iii) any subsequent such collaboration agreement or such financings.

     The agreements provide that, upon (i) termination by the Company either without cause or for any reason following a Change of Control (as defined in the agreements) or (ii) termination by Dr. Goldberg or Dr. Milstein, as the case may be, following an uncured breach or bankruptcy by the Company, the Company will make severance payments equal to the greater of (i) the compensation payable under the agreements from the date of termination to July 31, 2001 or (ii) one year's compensation under the agreements.

Compensation Committee Report on Executive Compensation

     The Compensation Committee's policies applicable to the compensation of the Company's executive officers are based on the principle that total compensation should be set to attract and retain those executives critical to the overall success of the Company and should reward executives for their contributions to the enhancement of shareholder value.

     The key elements of the executive compensation package are base salary, employee benefits applicable to all employees and long-term incentive compensation in the form of stock options. In general, the Compensation Committee has adopted the policy that compensation for executive officers should be competitive with that paid by leading biotechnology companies for corresponding senior executives. The Compensation Committee also believes that it is important to have stock options constitute a substantial portion of executive compensation in order to help executives align their interests with those of the stockholders.

     In determining the compensation for each executive officer, the Compensation Committee generally considers (i) data from outside studies and proxy materials regarding compensation of executive officers at comparable companies, (ii) the input of other directors regarding individual performance of each executive officer and (iii) qualitative measures of Company performance such as progress in the development of the Company's technology, the engagement of corporate partners for the commercial development and marketing of products and the success of the Company in raising the funds necessary to conduct research and development and the fact that the Company successfully completed a preliminary human safety and tolerance trial. The Compensation Committee's consideration of such factors is subjective and informal.

     The compensation of Michael M. Goldberg, the Chief Executive Officer of the Company, for the 1996 fiscal year was as called for by his employment agreement with the Company entered into during the 1996 fiscal year and the Compensation Committee did not consider any amendments to the compensation thereunder. In approving the five-year employment agreement negotiated with Dr. Goldberg for the period ending July 31, 2001, the Compensation Committee concluded that Dr. Goldberg's leadership contributed significantly to the Company's achievements and progress in the past and that Dr. Goldberg will continue to make significant contributions to the Company's performance in the future.

                                 Howard M. Pack
                                 Jere E. Goyan
                                 Peter Barton Hutt
                                 Mark I. Greene


Comparative Stock Performance Graph

     The graph below compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total stockholder return of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Nasdaq Pharmaceutical Index, assuming an investment of $100 on July 31, 1991 in each of the Company's Common Stock, the stocks comprising the Nasdaq Market Index and the stocks comprising the Nasdaq Pharmaceutical Index.

            Date    Emisphere  Nasdaq Market  Nasdaq Pharm.
          7/31/91      100          100            100
          7/31/92      148          117            116
          7/31/93      117          143             93
          7/31/94       32          147             82
          7/31/95       53          206            115
          7/31/96       58          225            139


Section 16(a) Beneficial Ownership Reporting and Compliance

     Based solely on a review of the reports under Section 16(a) of the Exchange Act and representations furnished to the Company during the last fiscal year, the Company believes that each of the persons required to file such reports is in compliance with all applicable filing requirements.


PROPOSALS II AND III: APPROVAL OF AMENDMENTS TO THE COMPANY'S 1991 STOCK OPTION
                 PLAN AND 1995 NON-QUALIFIED STOCK OPTION PLAN

          The Company's Board of Directors has determined that additional shares of the Common Stock should be made available for grants of stock options to the Company's officers and other employees and consultants who will be responsible for the profitability and long-term future growth of the Company. Accordingly, the Board has approved, subject to stockholder approval, an amendment to the Company's 1991 Stock Option Plan (as amended, the "1991 Plan") to increase the maximum number of shares of the Common Stock available for the grant of options thereunder from 1,200,000 shares to 1,400,000 and an amendment to the Company's 1995 Non-Qualified Stock Option Plan (as amended, the "1995 Plan" and, collectively with the 1991 Plan, the "Plans") to increase the maximum number of shares of the Common Stock available for the grant of options thereunder from 1,800,000 shares to 1,900,000. As of January 31, 1997, options with respect to 1,171,082 shares were outstanding under the 1991 Plan, leaving 28,972 additional shares available for option grants thereunder, and options with respect to 1,800,000 shares were outstanding under the 1995 Plan, leaving no additional shares available for option grants thereunder. If the amendments are not approved by the stockholders, the Company will have to reevaluate how it will provide incentives to the Company's existing and future officers and other employees and consultants.

Summary of the Plans

          The following is a brief summary of the Plans.

          Purpose   The purpose of the Plans is to foster the Company's ability to attract, retain and motivate those individuals who will be largely responsible for the profitability and long-term future growth of the Company.

          Eligible Employees The eligible participants in the 1991 Plan are the Company's officers and other key employees and consultants other than directors, as determined and designated from time to time by the Company's Compensation Committee in its sole discretion. The eligible participants in the 1995 Plan are the Company's officers and other key executive employees, as determined and designated from time to time by the Company's Compensation Committee in its sole discretion.

          Grants Under the Plan The 1991 Plan provides for the grant of options to purchase shares of the Common Stock, including options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The 1995 Plan provides for the grant of options to purchase shares of the Common Stock, such options not intending to qualify as such incentive stock options.

          Administration The Plans are administered by the Compensation Committee of the Board of Directors of the Company, each member of which is intended to be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

          Subject to the provisions of the Plans, the Compensation Committee has the authority and discretion to grant options under the Plans, to interpret the provisions of the Plans and option agreements made thereunder and to take such other action as may be necessary or desirable in order to carry out the provisions of the Plans.
          Maximum Shares to be Issued The maximum number of shares that may be issued pursuant to the grant of options under the Plans is 1,400,000 in the aggregate with respect to the 1991 Plan and 1,900,000 in the aggregate with respect to the 1995 Plan (subject to anti-dilution adjustments). In the event a stock option granted under the Plans expires or terminates prior to exercise, the shares subject thereto will thereafter be available for further option grants.

          Terms of Stock Option Grants The Compensation Committee specifies the terms and conditions of stock options granted under the Plans including without limitation the number of shares covered by each option, the exercise price, the option period, any vesting restrictions with respect to the exercise of the option and, with respect to the 1991 Plan, whether the option is intended to qualify as an incentive stock option. No option under the 1991 Plan may have an exercise price of less than the par value of the Common Stock or an option exercise period of more than ten years. Options intending to qualify as incentive stock options under the 1991 Plan and all options under the 1995 Plan must have an exercise price per share of not less than the fair market value of the Common Stock on the date of grant and an option exercise period of not more than ten years. Furthermore, an option intending to qualify as an incentive stock option and granted to a person who at the time of the grant holds more than 10% of the total combined voting power of all classes of stock of the Company must have an exercise price per share of not less than 110% of the fair market value of the Common Stock on the date of grant and an option exercise period of not more than five years.

          Restrictions on Transfer Options under the Plans may not be transferred by an optionee other than by will or by the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee, except that an option under the 1995 Plan may be transferred to members of the optionee's family or trusts for their benefit.

          Federal Income Tax Consequences The grant of options under the Plans will have no federal income tax consequences to either the Company or the option grantee. The exercise of incentive stock options will generally have no federal tax consequences to either the Company or the optionee, although the excess of the value of the stock over the exercise price is potentially subject to the alternative minimum tax under Section 55 of the Code. Upon exercise of options other than incentive stock options, the optionee is subject to federal income tax on the excess of the value of the stock over the exercise price and the Company is entitled to take a corresponding federal income tax deduction (subject to the limitation on deductibility of executive compensation).

          The foregoing is a general description of the federal income tax consequences relating to the grant and exercise of options under the Plans. It does not purport to cover the special rules under the Code, administrative and judicial interpretations, possible changes in the law or state and local income tax consequences.

          Amendment The Board of Directors of the Company may at any time amend or terminate the Plans, provided that no such amendment may be made without the approval of the stockholders of the Company to the extent approval is required by applicable laws, rules or regulations and provided further that no amendment or termination may adversely affect the rights of an optionee with respect to an outstanding option.

Grant Information

          It is not possible to determine the stock option grants that will be made pursuant to the Plans in the future. The table below sets forth information regarding the option grants that have been made under the Plans since their inception.

                                                 Number of Shares
                                    Dollar      Underlying Options
   Name and Position              Value (1)   1991 Plan    1995 Plan
Michael M. Goldberg..............     -        266,954    1,050,000
 Chairman of the Board and
 Chief Executive Officer
Sam J. Milstein..................     -        150,478      750,000
 President, Chief Scientific
 Officer and Secretary
Robert A. Baughman, Jr...........     -         88,000        -
 Senior Vice President and
 Director of Development
Lewis H. Bender..................     -         91,976        -
 Vice President of Business
 Development
All current executive
  officers as a group............     -        597,408    1,800,000
All current directors who are
 not executive officers
 as a group (2)..................     -          -            -
All employees, including all
 current officers who are not
 executive officers,
 as a group (3)..................     -        573,620       75,000
_______________________________
(1)Based upon the excess of the fair market value of the Common Stock on the date of grant over the exercise price.
(2)Directors of the Company who are not also either employees of or consultants to the Company are not eligible to participate in the Plans.
(3)Includes (i) only those options under the 1991 Plan that were outstanding on January 31, 1997 and (ii) an option under the 1995 Plan granted subject to stockholder approval of the amendment to the 1995 Plan.

Voting

          The amendments to the Plans must be approved by a majority of the total votes cast on each proposal. An abstention from voting on either proposal will have the effect of a "no" vote. Broker non-votes are considered not cast and therefore will not affect the outcome of the vote.

          The Board of Directors of the Company deems the approval of the amendments to the 1991 Stock Option Plan and the 1995 Non-Qualified Stock Option Plan to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal II and FOR Proposal III.


 PROPOSAL IV: APPROVAL OF THE AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN FOR
                               OUTSIDE DIRECTORS

          The Board has unanimously approved an amendment to the Company's Stock Option Plan for Outside Directors (as amended, the "Plan") that (i) reduces from 70,000 to 35,000 the number of shares of the Common Stock that may be purchased under options to be granted to directors upon their initial election or appointment to the Board and (ii) provides for the grant of options to purchase 21,000 shares of the Common Stock on the fifth anniversary of each director's initial election or appointment to the Board and every three years thereafter. The Plan is set forth in its entirety as Appendix A hereto and is summarized below. The stockholders are being asked to approve the Plan with respect to the grant of additional options to directors with five years of continuous service and with the respect to the reservation of 170,000 additional shares for issuance thereunder. If the amendment is not approved by the stockholders, the Company will have to reevaluate how it will compensate outside directors with more than five years of continuous service. Approval or disapproval of the Plan will not affect the rights of current directors with respect to options previously granted under the Plan.

Summary of the Plan

          The Plan, which is set forth in its entirety in Appendix A hereto, is summarized briefly as follows:

          Purpose The purpose of the Plan is to enable the Company to attract and compensate eligible directors and encourage the highest level of performance by providing them with a proprietary interest in the Company's success and progress.

          Eligible Directors The eligible participants in the Plan are the Company's directors who are neither officers nor employees of the Company and who do not own 5% or more of the shares of the Common Stock outstanding. There are currently five directors eligible to participate in the Plan.

          Grants Under the Plan The Plan provides for the grant of an option to purchase 35,000 shares of the Common Stock upon a director's initial appointment or election to the Board and an option to purchase 21,000 shares on the fifth anniversary thereof and every three years thereafter.

          Administration The Plan is administered by the Board of Directors of the Company.

          Maximum Shares to be Issued The maximum number of shares that may be issued pursuant to the exercise of options under the Plan is 450,000 in the aggregate (subject to anti-dilution adjustments). In the event a stock option granted under the Plan expires or terminates prior to exercise, the shares subject thereto will thereafter be available for further option grants.

          Terms of Stock Option Grants All options granted under the Plan (i) will have an exercise price per share equal to the fair market value of the Common Stock as of the date of grant, (ii) will expire ten years from the date of grant and (iii) will vest and become exercisable with respect to 7,000 shares on each anniversary of the date of grant.

          Restrictions on Transfer Options under the Plan may not be transferred by an optionee other than by will or by the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee.

          Federal Income Tax Consequences The grant of options under the Plan will have no federal income tax consequences to either the Company or the optionee. Upon exercise of options, the optionee will be subject to federal income tax on the excess of the value of the stock over the exercise price and the Company is entitled to take a corresponding federal income tax deduction.

          The foregoing is a general description of the federal income tax consequences relating to the grant and exercise of options under the Plan. It does not purport to cover the special rules under the Code, administrative and judicial interpretations, possible changes in the law or state and local income tax consequences.

          Amendment The Board of Directors of the Company may at any time amend or terminate the Plan, provided that no such amendment may be made without the approval of the stockholders of the Company to the extent approval is required by applicable laws, rules or regulations and provided further that no amendment or termination may adversely affect the rights of an optionee with respect to an outstanding option.

Grant Information

          If the current directors continue as directors indefinitely, each of them will be granted an option to purchase 21,000 shares on the later of the fifth anniversary of his initial election or appointment to the Board or April 29, 1997 and every three years thereafter. The first such grant will be made to Dr. Goyan and Messrs. Hutt and Pack on April 29, 1997, to Dr. Greene on October 23, 2000 and to Dr. Robinson on January 29, 2002. The information regarding the option grants under the Plan set forth in the table below assumes that each of the current directors will continue as a director until the first such grant and that no new directors will be added to the Board.
                                                       Number of
                                          Dollar     Shares Under-
   Name and Position                    Value (1)    lying Options
Michael M. Goldberg.................        -             -
 Chairman of the Board and Chief
 Executive Officer
Sam J. Milstein.....................        -             -
 President, Chief Scientific
 Officer and Secretary
Robert A. Baughman, Jr..............        -             -
 Senior Vice President and
 Director of Development
Lewis H. Bender.....................        -             -
 Vice President, Director of
 Business Development
All current executive officers
 as a group.........................        -             -
All current directors who are not
 executive officers as a group (2)..        -           105,000
All employees, including all
 current officers who are not
 executive officers, as a group.....        -             -
_______________________________
(1)Since all options under the Plan will be granted at exercise prices equal to the fair market value of the Common Stock on the date of grant, they will have no dollar value on the date of grant.
(2)Assumes that each of the current directors continues as a director until the later of (i) the fifth anniversary of his appointment or election to the Board or (ii) April 29, 1997.

Voting

          The amendment to the Plan must be approved by a majority of the total votes cast. An abstention from voting will have the effect of a "no" vote. Broker non-votes are considered not cast and therefore will not affect the outcome of the vote.

          The Board of Directors of the Company deems the approval of the amendment to the Stock Option Plan for Outside Directors to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal IV.


       PROPOSAL V:  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

          The Board of Directors has selected Coopers & Lybrand L.L.P. to serve as independent accountants for the fiscal year ending July 31, 1997. Coopers & Lybrand L.L.P. has served as the Company's independent accountants since November 1991.

          A representative of Coopers & Lybrand L.L.P. is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions. Although it is not required to do so, the Board of Directors is submitting the selection of independent accountants for ratification at the meeting. If this selection is not ratified, the Board of Directors will reconsider its choice.

          A majority of the votes cast (excluding abstentions and broker non-votes) at the meeting in person or by proxy is necessary for ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants of the Company.

          The Board of Directors of the Company deems the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants of the Company to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal V.


                                   FORM 10-K

          Stockholder may obtain without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996 by directing written requests to Investor Relations, Emisphere Technologies, Inc., 15 Skyline Drive, Hawthorne, New York 10532.


                             STOCKHOLDER PROPOSALS

          All stockholder proposals which are intended to be presented at the Annual Meeting of Stockholders of the Company contemplated to be held in January 1998 must be received by the Company no later than July 31, 1997, for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.


                                OTHER BUSINESS

          The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

          The prompt  return of  your proxy  will be appreciated and helpful in
obtaining the  necessary vote.   Therefore, whether or not you expect to attend
the meeting, please sign the proxy and return it in the enclosed envelope.


                                   By order of the Board of Directors
                                   SAM J. MILSTEIN, PH.D.
                                   Secretary

Hawthorne, New York
February 10, 1997




                                                                     APPENDIX A

                         EMISPHERE TECHNOLOGIES, INC.

                    STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

                                  as amended

                               January 29, 1997


1.   Purpose

    The purpose of the Stock Option Plan for Outside Directors (the "Plan") of Emisphere Technologies, Inc. (the "Company") is to enable the Company to attract and compensate eligible directors of the Company and to encourage the highest level of performance by providing such persons with a proprietary interest in the Company's success and progress.

2.   Shares Subject to the Plan

    The Company may issue and sell a maximum of 450,000 shares of the Company's Common Stock, par value $.0l per share (the "Common Stock"), pursuant to options granted under the Plan. Such shares may include shares that have been subject to unexercised options, whether terminated or expired by their terms, by cancellation or otherwise.

3.   Administration of the Plan

    The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee of the Board consisting of two or more members of the Board appointed by the Board. The interpretation and construction by the Board or such committee of any provisions of the Plan or of any other matters related to the Plan shall be final. The Board or such committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan.

4.   Eligibility

    Options under the Plan shall be granted only to directors of the Company who (i) are neither officers nor employees of the Company or any of its subsidiaries, (ii) do not beneficially own five percent or more of the Common Stock outstanding on the date of grant and (iii) are not affiliated with any person referred to in (i) or (ii) above.

5.   Stock Option Grants

     (a) Each eligible director who is first elected or appointed to the Board on or after January 29, 1997 shall be granted an option to purchase 35,000 shares of the Common Stock on the date of such initial election or appointment.

     (b) On the fifth anniversary of the date that is the later of (i) each director's initial election or appointment to the Board or (ii) April 29, 1992, and on the date every three years thereafter, such director shall, if he or she is an eligible director on such date and has continuously served as a director since the date of such initial election or appointment, be granted an option to purchase 21,000 shares of the Common Stock.
     (c) All options granted under the Plan shall (i) have an exercise price per share equal to the Fair Market Value of the Common Stock as of the date of grant, (ii) expire ten years from the date of grant and (iii) vest and become exercisable with respect to 7,000 shares on each anniversary of the date of grant.

     (d) As used herein, the Fair Market Value of the Common Stock as of any date shall be (i) the closing price per share thereof on such date on the American Stock Exchange or the New York Stock Exchange, whichever exchange on which the Common Stock is then admitted to trading, or otherwise on the Nasdaq National Market if then quoted thereon, and (ii) if no such closing price is available, the value as determined in good faith by the Board.

     (e) Options granted under the Plan and held by directors who were initially elected or appointed to the Board prior to January 29, 1997 shall continue in full force and effect and nothing hereunder shall adversely affect the rights of the holders thereof.

6.   Regulatory Compliance and Listing

    The exercise of any option granted under the Plan may be postponed by the Company for such period as may be required to comply with federal securities laws, state "blue sky" laws, any applicable listing requirements of any applicable securities exchange or any other law or regulation applicable to the issuance or delivery of shares of the Common Stock and the Company shall not be obligated to issue or deliver any such shares if such issuance or delivery would constitute a violation of any law or any regulation of any governmental authority or applicable securities exchange.

7.   Change of Control

    In the event of a "Change in Control of the Company," all options granted under the Plan and outstanding at the time thereof shall become immediately exercisable. A "Change in Control of the Company" shall be deemed to have occurred if (i) there is consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, (ii) the stockholders of the Company approve any plan or proposal for liquidation or dissolution of the Company, (iii) any person (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 40% or more of the Common Stock outstanding other than pursuant to a plan or arrangement entered in by such person and the Company or
(iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

8.   Death and Other Cessation as Director

    In the event the holder of an option granted under the Plan dies, his or her estate, personal representative or beneficiary may exercise such option, to the extent otherwise exercisable as of the date of his or her death, within twelve months after that date. In the event the holder of an option granted under the Plan ceases to be a director of the Company for any reason other than the director's death, such holder may exercise such option, to the extent otherwise exercisable on the date he or she ceases to be a director of the Company, within six months after that date. In no event may an option be exercised after the date of expiration thereof.

9.   Stock Splits, Mergers, etc.

    In the event of any stock split, stock dividend or similar transaction which increases or decreases the number of shares of the Common Stock outstanding, appropriate adjustment shall be made by the Board, whose determination shall be final, to the number of shares and exercise price per share under any options outstanding. In the case of a merger, consolidation or similar transaction which results in a replacement of the Common Stock with stock of another corporation but does not constitute a Change in Control of the Company, the Company will make a reasonable effort, but shall not be required, to replace any options granted under the Plan with comparable options to purchase the stock of such other corporation, or will provide for the immediate maturity of all options outstanding and the termination of options not thereafter exercised within the time period specified by the Board.

10.  Transferability

    An option granted under the Plan may not be assigned or transferred except by will or the laws of descent and distribution and may be exercised during a director's lifetime only by the director.

11.  Exercise of Options

    The holder of an option granted under the Plan electing to exercise the option shall deliver to the Company written notice of such election, setting forth the number of shares of the Common Stock with respect to which the option is being exercised, together with payment of the option exercise price. The option exercise price shall be paid in cash, check or shares of the Common Stock. If shares of the Common Stock are tendered as payment of the option exercise price, the value of such shares shall be the Fair Market Value as of the date of exercise. If such tender would result in the issuance of fractional shares of the Common Stock, the Company shall instead return the difference in cash or by check. The holder of an option under the Plan shall have none of the rights of a stockholder with respect to shares of the Common Stock covered by the option until the option has been exercised and a stock certificate representing such number of shares has been issued and delivered to him.

12.  Term of Plan

    The Plan shall terminate on January 29, 2007 and no option shall be granted
under the  Plan after  that date.   Termination  of the  Plan shall  not affect
options granted under the Plan prior to termination.

13.  No Obligation to Exercise or Right to Continue as a Director

    The grant of an option under the Plan shall impose no obligation on the director to exercise such option and nothing in the Plan shall be deemed to create a right to continue as a director or an obligation on the part of the Board to nominate any director for reelection by the Company's stockholders.
14.  Effectiveness of the Plan

    The Plan was initially adopted by the Board on April 29, 1992 and approved by the stockholders of the Company on April 19, 1993. As amended and restated hereby, the Plan shall become effective as of January 29, 1997, the date of its approval by the Board, except that Section 5(b) hereof shall become effective only upon approval by a majority of the total votes cast with respect to shares of the Common Stock present in person or represented by proxy at a meeting at which a quorum is present and entitled to vote thereon, or by such greater percentage as may from time to time be required under the laws of the State of Delaware.

15.  Amendment of the Plan

    The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, provided, however, that (i) no alteration, amendment, suspension or termination shall adversely affect the rights of the holder of any outstanding option granted under the Plan and (ii) any amendment which must be approved by the stockholders of the Company in order to ensure that option grants under the Plan continue to be exempt transactions under Rule 16b-3 under the Exchange Act or any successor provision or to comply with any rule or regulation of a governmental authority, applicable securities exchange or Nasdaq National Market shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule or regulation.

16.  Withholding of taxes

    The Company shall have the right, prior to the delivery of any certificate evidencing shares of the Common Stock acquired upon exercise of an option, to require payment of an amount in cash sufficient to satisfy any Federal, state, or local tax withholding requirements.




                         EMISPHERE TECHNOLOGIES, INC.
                               15 Skyline Drive
                           Hawthorne, New York 10532

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Michael M. Goldberg, M.D. and Sam J. Milstein, Ph.D., and each of them, as Proxies each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Emsiphere Technologies, Inc. held of record by the undersigned on February 10, 1997 at the Annual Meeting of Stockholders to be held on March 20, 1997 or any adjournments or postponements thereof.

1.   ELECTION OF DIRECTORS

          Nominees:
  Michael M. Goldberg, M.D.    STOCKHOLDERS MAY  WITHHOLD  AUTHORITY  TO
     Jere E. Goyan, Ph.D       VOTE FOR  ANY NOMINEE  BY DRAWING  A LINE
 Mark I. Greene, M.D., Ph.D.   THROUGH OR  OTHERWISE  STRIKING  OUT  THE
      Peter Barton Hutt        NAME OF SUCH NOMINEE.  ANY PROXY EXECUTED
    Sam J. Milstein, Ph.D.     IN  SUCH   MANNER  AS   NOT  TO  WITHHOLD
        Howard M. Pack         AUTHORITY TO VOTE FOR THE ELECTION OF ANY
  Joseph R. Robinson, Ph.D.    NOMINEE SHALL  BE DEEMED  TO  GRANT  SUCH
                               AUTHORITY.

        _ GRANT  authority to vote for  _ WITHOLD   authority  to
          the  seven   nominees  as  a    vote  for   the   seven
          group                           nominees as a group

2. Approval and adoption of the amendment to the Company's 1991 Stock Option Plan increasing the number of shares of the Common Stock available for issuance thereunder by 200,000

        _ FOR           _ AGAINST       _ ABSTAIN

3. Approval and adoption of the amendment to the Company's 1995 Non-Qualified Stock Option Plan increasing the number of shares of the Common Stock available for issuance thereunder by 100,000

        _ FOR           _ AGAINST       _ ABSTAIN

4. Approval and adoption of the amendment to the Company's Stock Option Plan for Outside Directors providing for additional option grants and reserving 170,000 additional shares of the Common Stock for issuance thereunder

        _ FOR           _ AGAINST       _ ABSTAIN

5. Ratification of the Board of Directors' selection of Coopers & Lybrand L.L.P. to serve as the Company's independent accountants for the fiscal year ending July 31, 1997

        _ FOR           _ AGAINST       _ ABSTAIN

6. Authority to vote in their discretion on such other business as may properly come before the meeting

        _ FOR           _ AGAINST       _ ABSTAIN

     This proxy,  when properly  executed, will be voted in the manner directed
herein by  the undersigned  stockholder.   If no  direction is made, this proxy
will be voted for each of the proposals named above.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.


                                   Dated                        , 1997



                                                   (Signature)


                                           (Signature if held jointly)

                                   Please sign  exactly as name appears hereon.
                                   When shares  are held by joint tenants, both
                                   should sign.    When  signing  as  attorney,
                                   executor,    administrator,    trustee    or
                                   guardian, please  give full  title as  such.
                                   If  a   corporation,  please  sign  in  full
                                   corporate  name   by  president   or   other
                                   authorized  officer.     If  a  partnership,
                                   please   sign   in   partnership   name   by
                                   authorized person.

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